                                                                    EXHIBIT 99.2







                        Pro Forma Financial Information

                    PRO FORMA COMBINED FINANCIAL STATEMENTS

        The accompanying Pro Forma Combined Financial Statements reflect the historical financial position of CD Warehouse, Inc. (the "Company") adjusted for the private placement ("Offering") on May 28, 1998 of 1,624,300 shares of its Common Stock and for the acquisition on June 26, 1998 of the net assets of Disc Go Round in a purchase transaction.

        The Pro Forma Combined Balance Sheet as of March 31, 1998 assumes the Offering and the acquisition of Disc Go Round had each occurred as of March 31, 1998. The Pro Forma Combined Statements of Operations for the year ended December 31, 1997 and for the three months ended March 31, 1998 have been prepared assuming the Offering and the acquisition of Disc Go Round were completed on January 1, 1997.

        The pro forma adjustments are based upon available information and assumptions that management of the Company believes are reasonable. The Pro Forma Combined Financial Statements do not purport to represent the financial position or results of operations which would have occurred had such transactions been consummated on the dates indicated or the Company's financial position or results of operations for any future date or period. These Pro Forma Combined Financial Statements should be read in conjunction with the historical financial statements of the Company included in its 1997 Annual Report on Form 10KSB and in its Form 10QSB for the three months ended March 31, 1998 and with the historical financial statements of Disc Go Round included elsewhere herein.

                               CD WAREHOUSE, INC.
                        PRO FORMA COMBINED BALANCE SHEET
                                 MARCH 31, 1998
                                  (UNAUDITED)

                                     ASSETS


                                                HISTORICAL
                                          ----------------------
                                              CD                    PRO FORMA           PRO FORMA
                                          WAREHOUSE,    DISC GO      OFFERING          ACQUISITION          PRO FORMA
                                             INC.        ROUND     ADJUSTMENTS         ADJUSTMENTS            TOTAL
                                          ----------   ---------   -----------        ------------          -----------
Current assets:
     Cash and cash equivalents            $  816,176   $        -   $14,858,560  (A)   $(7,000,000)   (B)   $ 8,674,736
     Accounts receivable, net                477,909      101,000             -                   -             578,909
     Merchandise inventory                 2,158,557      257,000             -                   -           2,415,557
     Prepaid expenses and other               84,890       13,100             -                   -              97,990
                                          ----------   ----------   -----------        ------------         -----------
          Total current assets             3,537,532      371,100    14,858,560          (7,000,000)         11,767,192

Furniture, fixtures and equipment, net       671,465       96,600             -                   -             768,065

Investment in partnerships                    17,080            -             -                   -              17,080

Intangible and other assets, net           3,632,768    1,345,500             -          (1,345,500)  (B)
                                                                                          6,717,300   (B)    10,350,068
                                          ----------   ----------   -----------        ------------         -----------
Total assets                              $7,858,845   $1,813,200   $14,858,560        $(1,628,200)         $22,902,405
                                          ==========   ==========   ===========        ============         ===========

                                                           LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                     $1,100,474   $   17,500   $        -         $ (17,500)   (B)     $ 1,100,474
     Accrued liabilities                     180,585        3,100            -             (3,100)  (B)
                                                                                          185,000   (B)         365,585
                                           ---------   ----------   ----------         ----------           -----------
     Advances and deposits                   107,052      445,000            -           (445,000)  (B)         107,052
     Income taxes payable                    101,385            -            -                  -               101,385

          Total current liabilities        1,489,496      465,600            -           (280,600)            1,674,496

Deferred income tax                           25,000            -            -                  -                25,000
Minority interest in partnerships             68,413            -            -                  -                68,413

Stockholders' equity
     Common stock                             19,200            -       16,243  (A)             -                35,443
     Additional paid-in-capital            5,710,043            -   14,842,317  (A)             -            20,552,360
     Retained earnings                       546,693            -            -                  -               546,693
     Net assets being acquired                          1,347,600            -         (1,347,600)  (B)               -
                                           ---------   ----------   ----------         ----------           -----------
                                           6,275,936    1,347,600   14,858,560         (1,347,600)           21,134,496
                                           ---------   ----------   ----------        -----------           -----------
Total liabilities and stockholders' e   i $7,858,845   $1,813,200  $14,858,560        $(1,628,200)          $22,902,405
                                          ==========   ==========  ===========        ===========           ===========

                               CD WAREHOUSE, INC.
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 1998
                                  (UNAUDITED)

                                                            HISTORICAL
                                                      ------------------------
                                                             CD                    PRO FORMA
                                                         WAREHOUSE,    DISC GO    ACQUISITION         PRO FORMA
                                                            INC.        ROUND     ADJUSTMENTS           TOTAL
                                                      -------------  ---------    -----------        -----------
Revenues:
     Company operations:
          Retail store sales                             $1,655,701    $164,300     $       -         $1,820,001
         Wholesale merchandise sales                      1,069,518     121,400             -          1,190,918
          Software income, net                                8,595           -             -              8,595
     Franchise operations:
          Royalty income                                    478,540     309,600             -            788,140
          Management fee                                     18,725           -             -             18,725
          Franchise and development fees                     33,000      85,300             -            118,300
                                                         ----------    --------     ---------         ----------
                    Total revenues                        3,264,079     680,600             -          3,944,679

Operating costs and expenses:
     Cost of sales - retail store sales                     962,235      86,900             -          1,049,135
     Cost of sales - wholesale merchandise sales            966,541     105,900             -          1,072,441
     Retail store operating expenses                        568,980           -        76,300   (C)      645,280
     General and administrative                             443,352     433,000       (76,300)        (C)
                                                                              -      (187,200)  (E)      612,852
     Depreciation and amortization                           73,115      70,800        51,600   (D)      195,515
     Minority interest in partnerships' income                8,880           -             -              8,880
                                                         ----------    --------     ---------         ----------
                    Total cost & expenses                 3,023,103     696,600      (135,600)         3,584,103

                                                         ----------    --------     ---------         ----------
Operating income (loss)                                     240,976     (16,000)      135,600            360,576

Other income:
     Equity in income of unconsolidated partnerships         17,273           -             -             17,273
     Other income                                            (1,457)          -             -             (1,457)
                                                         ----------    --------     ---------         ----------
                                                             15,816           -             -             15,816

                                                         ----------    --------     ---------         ----------
Income (loss) before income taxes                           256,792     (16,000)      135,600            376,392

Provision for income taxes                                   96,000           -        44,800   (F)      140,800
                                                         ----------    --------     ---------         ----------
Net income (loss)                                        $  160,792    $(16,000)    $  90,800         $  235,592
                                                         ==========    ========     =========         ==========
Net income per share - basic                             $     0.09                                   $     0.07
                                                         ==========                                   ==========
Net income per share - diluted                           $     0.08                                   $     0.07
                                                         ==========                                   ==========
Shares used in computation - basic                        1,887,778                 1,624,300          3,512,078
                                                         ==========                 =========         ==========
Shares used in computation - diluted                      1,917,448                 1,624,300          3,541,748
                                                         ==========                 =========         ==========

                              CD WAREHOUSE, INC.
                  PRO FORMA COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

                                                              HISTRORICAL
                                                       ------------------------
                                                            CD                     PRO FORMA
                                                        WAREHOUSE,     DISC GO    ACQUISITION         PRO FORMA
                                                           INC.         ROUND     ADJUSTMENTS           TOTAL
                                                       ------------  ----------   -----------       ------------
Revenues:
     Company operations:
          Retail store sales                             $3,352,433  $  522,100     $       -        $ 3,874,533
          Wholesale merchandise sales                     3,902,729     293,700             -          4,196,429
          Software income, net                               60,939           -             -             60,939
     Franchise operations:
          Royalty income                                  1,393,717   1,108,600             -          2,502,317
          Management fees                                   115,728           -             -            115,728
          Franchise and development fees                    263,500     527,500             -            791,000
                                                       ------------  ----------   -----------       ------------
                    Total revenues                        9,089,046   2,451,900             -         11,540,946

Operating costs and expenses:
     Cost of sales - retail store sales                   1,998,536     275,500             -          2,274,036
     Cost of sales - wholesale merchandise sales          3,608,480     209,800             -          3,818,280
     Retail store operating expenses                      1,225,987           -       258,900   (C)    1,484,887
     General and administrative                           1,509,672   1,717,000      (258,900)  (C)
                                                                                     (588,600)  (E)    2,379,172
     Depreciation and amortization                          238,600     324,500       156,100   (D)      719,200
     Minority interest in partnerships' income               40,428           -             -             40,428
                                                       ------------  ----------   -----------       ------------
                    Total cost & expenses                 8,621,703   2,526,800      (432,500)        10,716,003
                                                       ------------  ----------   -----------       ------------
Operating income (loss)                                     467,343     (74,900)      432,500            824,943
Other income:
     Equity in income of unconsolidated partnerships        119,819           -             -            119,819
     Other income                                            29,037           -             -             29,037
                                                            148,856           -             -            148,856
                                                       ------------  ----------   -----------       ------------
Income (loss) before income taxes                           616,199     (74,900)      432,500            973,799

Provision for income taxes                                  230,000       3,600       134,100   (F)      367,700
                                                       ------------  ----------   -----------       ------------
Net income (loss)                                        $  386,199  $  (78,500)    $ 298,400        $   606,099
                                                       ============  ==========   ===========       ============
Net income per share - basic and diluted                 $     0.23                                  $      0.18
                                                       ============                                 ============

Shares used in computation - basic and diluted            1,714,790                 1,624,300          3,339,090
                                                       ============               ===========       ============

                 ADJUSTMENTS TO PRO FORMA FINANCIAL STATEMENTS

(A) Record the issuance of 1,624,300 shares of the Company's Common Stock through a private placement on May 28, 1998:

          Offering proceeds                                                         $16,243,000
          Estimated expenses of offering                                              1,384,440
                                                                                    -----------
          Net cash proceeds                                                         $14,858,560
                                                                                    ===========

(B) Record the acquisition of the net assets of Disc Go Round and allocation of the excess of the purchase price over fair value of the net assets acquired to franchise operating rights and other intangibles:

        Cash purchase price                          $ 7,000,000
        Estimated expenses of
         acquisition and liabilities
         assumed related to franchise
         store openings in process                       185,000
                                                     -----------
        Total purchase price                                                        $ 7,185,000

        Historical basis of net
         assets acquired                               1,347,600
        Deposits retained by seller and
         current liabilities not assumed
         by Company in acquisition                       465,600
        Historical carrying value of
         intangible assets                            (1,345,500)

        Allocation to current assets
         and store fixtures and equipment                                               467,700
                                                                                    -----------

        Excess purchase price allocated
         to franchise operating rights
         and other intangibles                                                      $ 6,717,300
                                                                                    ===========

(C) Reclassify retail store operating expenses of Disc Go Round to conform to Company's presentation:

                   Year ended December 31, 1997                                     $   258,900
                                                                                    ===========
                   Three months ended March 31, 1998                                $    76,300
                                                                                    ===========

(D) Record amortization of additional carrying value of intangibles acquired:

                                                  Year ended                  Three months ended
                                                December 31, 1997                March 31, 1998
                                               -------------------           --------------------
        Amortization of  intangible
         assets acquired over 15 year life              $447,800                       $112,000

        Historical amortization of
         Disc Go Round                                   291,700                         60,400
                                                        --------                       --------

        Incremental amortization                        $156,100                       $ 51,600
                                                        ========                       ========

(E) Reduce historical allocated administrative charges to Disc Go Round by its prior parent for corporate and divisional personnel and facilities charges not acquired nor retained by the Company:

                                                  Year ended                  Three months ended
                                                December 31, 1997                March 31, 1998
                                               -------------------           --------------------
        Divisional officers and managers            $324,500                       $ 86,100

        Corporate officers                           113,000                         59,100

        Warehouse facility                           151,100                         42,000
                                                    --------                       --------
                                                    $588,600                       $187,200
                                                    ========                       ========


(F)     Pro forma income tax effect at 37.5% of adjustments:
                            Year ended December 31, 1997                                 $134,100
                                                                                         ========
                            Three months ended March 31, 1998                            $ 44,800
                                                                                         ========
